UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Provident Financial Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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830 Bergen Avenue

Jersey City, New Jersey 07306

March 23, 2007

Dear Fellow Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Provident Financial Services, Inc., which will be held on April 25, 2007, at 10:00 a.m., local time, at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey.

The business to be conducted at the Annual Meeting consists of the election of five directors and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007. Your board of directors has determined that an affirmative vote on each of these matters to be considered at the Annual Meeting is in the best interests of Provident Financial Services, Inc. and its stockholders and unanimously recommends a vote “FOR” each of these matters.

Your vote is very important regardless of the number of shares you own. We urge you to complete, sign and return the enclosed Proxy Card as soon as possible, or to vote by Internet or telephone as described on your Proxy Card, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of the board of directors, officers and employees of Provident Financial Services, Inc., we thank you for your continued support.

Sincerely,

Paul M. Pantozzi

Chairman and

Chief Executive Officer

830 Bergen Avenue

Jersey City, New Jersey 07306

NOTICE OF THE 2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on April 25, 2007

NOTICE IS HEREBY GIVEN THAT the 2007 Annual Meeting of Stockholders of Provident Financial Services, Inc. will be held at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey on Wednesday, April 25, 2007, at 10:00 a.m., local time, to consider and vote upon the following matters:

1.	To elect five persons to serve as directors of Provident Financial Services, Inc., each for a three-year term.

2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for Provident Financial Services, Inc. for the year ending December 31, 2007.

3.	To transact such other business as may properly come before the Annual Meeting, and any adjournment or postponement of the Annual Meeting.

The board of directors of Provident Financial Services, Inc. has fixed March 5, 2007 as the record date for determining the stockholders entitled to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

The board of directors of Provident Financial Services, Inc. unanimously recommends that you vote “FOR” each of the nominees for director listed in the Proxy Statement and “FOR” ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2007.

The board of directors of Provident Financial Services, Inc. requests that you complete, sign and mail the enclosed Proxy Card promptly in the enclosed postage-paid envelope. You may also vote by Internet or telephone as described on your Proxy Card. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy or voted by Internet or telephone.

By Order of the Board of Directors

Provident Financial Services, Inc.

John F. Kuntz, Esq.

Corporate Secretary

Jersey City, New Jersey

March 23, 2007

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR TO VOTE BY INTERNET OR TELEPHONE AS DESCRIBED ON YOUR PROXY CARD.

PROVIDENT FINANCIAL SERVICES, INC.

PROXY STATEMENT FOR THE

2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on April 25, 2007

GENERAL INFORMATION

This Proxy Statement and accompanying Proxy Card and the Annual Report to Stockholders are being furnished to the stockholders of Provident Financial Services, Inc. (“Provident”) in connection with the solicitation of proxies by the board of directors of Provident for use at the 2007 Annual Meeting of Stockholders. The Annual Meeting will be held on April 25, 2007, at 10:00 a.m., local time, at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey. The term “Annual Meeting”, as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

This Proxy Statement is dated March 16, 2007 and is first being mailed to stockholders of Provident on or about March 23, 2007.

The 2007 Annual Meeting of Stockholders

Date, Time and Place	Provident will hold its Annual Meeting of Stockholders on April 25, 2007, 10:00 a.m., local time, at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey.

Record Date	March 5, 2007.

Shares Entitled to Vote	63,360,213 shares of Provident common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting	To consider and vote on the election of five directors and the ratification of KPMG LLP as Provident’s independent registered public accounting firm for the year ending December 31, 2007.

Vote Required

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The ratification of KPMG LLP as the independent registered public accounting firm is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

Provident’s Board of Directors Recommends You Vote in Favor of the Proposals

Provident’s board of directors unanimously recommends that stockholders vote “FOR” each of the nominees for director listed in this Proxy Statement and “FOR” the ratification of KPMG LLP as Provident’s independent registered public accounting firm for the year ending December 31, 2007.

Provident

Provident, a Delaware corporation, is the bank holding company for The Provident Bank, an FDIC-insured New Jersey-chartered capital stock savings bank that operates 75 full-service banking offices in northern and central New Jersey. At December 31, 2006, Provident had $5.74 billion in total assets. Provident’s principal executive offices are located at 830 Bergen Avenue, Jersey City, New Jersey 07306. Provident’s telephone number is (201) 333-1000.

Who Can Vote

The Provident board of directors has fixed March 5, 2007 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Provident common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On March 5, 2007, 63,360,213 shares of Provident common stock were outstanding and held by approximately 6,340 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Provident common stock is necessary to constitute a quorum at the Annual Meeting.

How Many Votes You Have

Each holder of shares of Provident common stock outstanding on March 5, 2007 will be entitled to one vote for each share held of record. However, Provident’s certificate of incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of Provident are not entitled to vote any of the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate of, as well as by any person acting in concert with, such person or entity.

Matters to Be Considered

The purpose of the Annual Meeting is to elect five directors and ratify the appointment of KPMG LLP as Provident’s independent registered public accounting firm for the year ending December 31, 2007.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. You also may be asked to vote on a proposal to adjourn or postpone the Annual Meeting. Provident could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

You may vote your shares by completing and signing the enclosed Proxy Card and returning it in the enclosed postage-paid envelope or by attending the Annual Meeting. Alternatively, you may choose to vote your shares using the Internet or telephone voting options explained on your Proxy Card. You should complete and return the Proxy Card accompanying this document, or vote using the Internet or telephone voting options, to ensure that your vote is counted at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, regardless of whether you plan to attend. If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted “FOR” the election of the five nominees for director and “FOR” the ratification of the appointment of KPMG LLP as Provident’s independent registered public accounting firm for the year ending December 31, 2007.

Stockholders of record can vote in person at the Annual Meeting. If a broker holds your shares in street name, then you are not the stockholder of record and you must ask your broker how you can vote in person at the Annual Meeting.

The board of directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, Provident intends that shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies in the Proxy Card in their best judgment.

Participants in Provident Benefit Plans

If you are a participant in The Provident Bank Employee Stock Ownership Plan or The Provident Bank 401(k) Plan, or any other benefit plans through which you own shares of Provident common stock, you will have received with this Proxy Statement voting instruction forms that reflect all shares you may vote under the plans. Under the terms of these plans, the trustee or administrator votes all shares held by the plan, but each participant may direct the trustee or administrator how to vote the shares of Provident common stock allocated to his or her plan account. If you own shares through any of these plans and do not vote, the respective plan trustees or administrators will vote your shares in accordance with the terms of the respective plans. The deadline for returning your voting instructions is April 17, 2007.

Quorum and Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Provident common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “Withheld.” The ratification of the appointment of the independent registered public accounting firm is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “Abstain.”

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of Provident prior to the voting of such proxy;

•	submitting a properly executed proxy bearing a later date;

•	using the Internet or telephone voting options explained on the Proxy Card; or

•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Provident Financial Services, Inc.

830 Bergen Avenue

Jersey City, New Jersey 07306

Attention: John F. Kuntz, Esq.

  Corporate Secretary

If your shares are held in street name, you should follow your broker’s instructions regarding the revocation of proxies.

Solicitation of Proxies

Provident will bear the entire cost of soliciting proxies from you. In addition to solicitation of proxies by mail, Provident will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Provident common stock and secure their voting instructions, if necessary. Provident will reimburse such holders of record for their reasonable expenses in taking those actions. Provident has also made arrangements with Georgeson, Inc. to assist Provident in soliciting proxies and has agreed to pay them a fee of $8,500 plus reasonable expenses for these services. If necessary, Provident may also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.

Recommendation of the Board of Directors

Your board of directors unanimously recommends that you vote “FOR” each of the nominees for director listed in this Proxy Statement and “FOR” the ratification of KPMG LLP as Provident’s independent registered public accounting firm for the year ending December 31, 2007.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of Provident’s common stock are required to file certain reports with the Securities and Exchange Commission regarding such beneficial ownership. The following table sets forth, as of March 5, 2007, certain information as to the shares of Provident common stock owned by persons who beneficially own more than five percent of Provident’s issued and outstanding shares of common stock. We know of no persons, except as listed below, who beneficially owned more than five percent of the outstanding shares of Provident common stock as of March 5, 2007. For purposes of the following table and the table included under the heading “Management,” in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of any shares of common stock (i) over which he or she has, or shares, directly or indirectly, voting or investment power or (ii) as to which he or she has the right to acquire beneficial ownership at any time within 60 days after March 5, 2007.

Principal Stockholders

Name and Address of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding (1)
The Provident Bank Employee Stock Ownership Plan Trust GreatBanc Trust Company, Trustee 45 Rockefeller Plaza, Suite 2055 New York, New York 10111-2000	4,740,796	(2)	7.5%

Private Capital Management, L.P. 8889 Pelican Bay Blvd., Suite 500 Naples, Florida 34108	6,033,795	(3)	9.5%

Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, California 90401	4,460,026	(4)	7.0%

(1)	Based on 63,360,213 shares of Provident common stock outstanding as of March 5, 2007.
(2)	This information is based on Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission on February 6, 2007 by GreatBanc Trust Company, as Trustee on behalf of The Provident Bank Employee Stock Ownership Plan Trust. According to the filing, The Provident Bank Employee Stock Ownership Plan Trust had: (i) sole power to vote or direct the vote of 4,125,097 shares of Provident common stock; (ii) shared power to vote or direct the vote of 615,699 shares of Provident common stock; and (iii) sole power to dispose or direct the disposition of 4,740,796 shares of Provident common stock.
(3)	This information is based on Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007 by Private Capital Management, L.P.
(4)	This information is based on Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2007 by Dimensional Fund Advisors L.P.

Management

The following table sets forth information about shares of Provident common stock owned by each nominee for election as director, each incumbent director, each named executive officer identified in the summary compensation table included elsewhere in this Proxy Statement, and all nominees, incumbent directors and executive officers as a group, as of March 5, 2007.

Name	Position(s) held with Provident Financial Services, Inc. and/or The Provident Bank	Shares Owned Directly and Indirectly (1)	Options Exercisable within 60 days	Beneficial Ownership		Percent of Class (2)	Unvested Stock Awards included in Beneficial Ownership
NOMINEES

Thomas W. Berry	Director	8,000	1,400	9,400		*	—
John G. Collins	Director	15,042	84,400	99,442		*	2,426
Frank L. Fekete	Director	75,742	96,400	172,142	(3)	*	32,426
John P. Mulkerin	Director	426,556	1,400	427,956	(4)	*	—
Paul M. Pantozzi	Chairman and Chief Executive Officer	268,415	672,000	940,415	(5)	1.4%	119,600

INCUMBENT DIRECTORS
Laura L. Brooks	Director	1,000	—	1,000		*	—
Geoffrey M. Connor	Director	84,183	96,400	180,583	(6)	*	32,426
Carlos Hernandez	Director	67,053	96,400	163,453	(7)	*	32,426
William T. Jackson	Director	94,583	96,400	190,983	(8)	*	32,426
Christopher Martin	Director, President and Chief Operating Officer	310,388	8,000	318,388	(9)	*	6,568
Arthur McConnell	Director	96,042	96,400	192,442		*	32,426
Edward O’Donnell	Director	94,492	96,400	190,892	(10)	*	32,426
Thomas E. Sheenan	Director	110,659	96,400	207,059	(11)	*	32,426
Jeffries Shein	Director	781,639	1,400	783,039	(12)	1.2%	—

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Kevin J. Ward	Vice Chairman	121,410	198,000	319,410	(13)	*	38,500
Donald W. Blum**	Executive Vice President and Chief Lending Officer	39,383	50,000	89,383		*	28,153
Linda A. Niro	Senior Vice President and Chief Financial Officer	51,947	48,000	99,947	(14)	*	21,200
All directors and executive officers as a group (23 persons)		2,758,395	1,996,845	4,755,240	(15)	7.3%	488,414

*	Less than 1%
**	Mr. Blum is an officer of The Provident Bank only.

(footnotes on following page)

(1)	The amounts shown for executive officers include shares held in the 401(k) Plan and shares allocated to the executive officer in the Employee Stock Ownership Plan (“ESOP”) as follows:

Name	401(k) Plan Shares	ESOP Shares
Paul M. Pantozzi	8,204	4,075
Christopher Martin	98,247	1,171
Kevin J. Ward	34,297	4,075
Donald W. Blum	962	3,882
Linda A. Niro	7,202	3,651
All executive officers as a group (11 persons)	175,867	61,586

(2)	Based on 63,360,213 shares of Provident common stock outstanding as of March 5, 2007, plus the number of shares which such person or group of persons has the right to acquire within 60 days of March 5, 2007.
(3)	Includes 7,500 shares held by Mr. Fekete’s spouse, 10,000 shares held by a custodian for a retirement account for Mr. Fekete’s benefit, 2,000 shares held by Mr. Fekete’s spouse as custodian for his minor son, 1,000 shares held by his spouse as trustee of a trust for a relative and 2,000 shares held by Mr. Fekete’s adult daughter.
(4)	Includes 625 shares allocated to Mr. Mulkerin in the Employee Stock Ownership Plan and 27,361 shares accumulated in the former First Sentinel Bancorp, Inc. 401(k) Plan, all of which are now held in an individual retirement account.
(5)	Includes 200 shares held by Mr. Pantozzi’s spouse and 23,353 shares held by Mr. Pantozzi through the Supplemental Executive Retirement Plan.
(6)	Includes 7,500 shares held by Mr. Connor in an individual retirement account and 2,000 shares held by Mr. Connor as custodian for his minor son.
(7)	Includes 1,450 shares held by Dr. Hernandez’ spouse in an individual retirement account.
(8)	Includes 500 shares held by Mr. Jackson’s spouse.
(9)	Includes 17,785 shares held in the First Savings Bank Deferred Fee Plan.
(10)	Includes 3,000 shares held by Mr. O’Donnell in an individual retirement account and 10,000 shares that are pledged in connection with a brokerage margin account.
(11)	Includes 2,000 shares held by Mr. Sheenan’s spouse, 200 shares held by Mr. Sheenan’s adult daughter, 32,046 shares held in the Voluntary Fee Deferral Plan for the directors of The Provident Bank, 147 shares held by Mr. Sheenan in his Dividend Reinvestment Plan account and 99 shares held by Mr. Sheenan’s spouse in her Dividend Reinvestment Plan account. Mr. Sheenan will retire from the board of directors following the Annual Meeting.
(12)	Includes 23,026 shares held by Mr. Shein’s spouse, 383,819 shares held in the First Savings Bank Deferred Fee Plan and 20,000 shares held by Mr. Shein as trustee of a trust.
(13)	Includes 3,800 shares held by Mr. Ward’s spouse and 2,546 shares held by Mr. Ward through the Supplemental Executive Retirement Plan.
(14)	Includes 76 shares held by Ms. Niro in her Dividend Reinvestment Account.
(15)	Includes 6,187 shares owned by Gregory French and 133,845 options exercisable within 60 days held by Mr. French. On September 13, 2006, Provident and The Provident Bank announced that the employment of Mr. French, Senior Vice President, Market Development and Delivery, was terminated by mutual agreement of the parties, effective September 30, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Provident’s common stock is registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. The executive officers and directors of Provident and The Provident Bank, and beneficial owners of greater than 10% of Provident’s common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of Provident’s common stock. The Securities and Exchange Commission rules require disclosure in Provident’s Proxy Statement or Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of Provident’s common stock to file a Form 3, 4, or 5 on a timely basis. Based on Provident’s review of ownership reports and confirmations by executive officers and directors only, no executive officer or director failed to file ownership reports on a timely basis for the year ended December 31, 2006. Provident is not aware of any beneficial owners of more than 10% of its common stock.

PROPOSAL I—ELECTION OF PROVIDENT DIRECTORS

General

Provident’s board of directors currently consists of 14 members and is divided into three classes, with one class of directors elected each year. Each of the 14 members of the board of directors also serves as a director of The Provident Bank. Directors are elected to serve for a three-year term and until their respective successors shall have been elected and qualified. Five directors will be elected at the Annual Meeting to serve for a three-year term and until their respective successors shall have been elected and qualified. On the recommendation of the Governance/Nominating Committee, the board of directors nominated Thomas W. Berry, John G. Collins, Frank L. Fekete, John P. Mulkerin and Paul M. Pantozzi for election as directors at the Annual Meeting.

Messrs. Berry, Collins, Fekete, Mulkerin and Pantozzi currently serve as directors of Provident and The Provident Bank. There are no arrangements or understandings between any nominee and any other person pursuant to which any such nominee was selected. Mr. Berry was appointed to the boards of directors of Provident and The Provident Bank in 2005. He was recommended for consideration for appointment by non-management directors. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed Proxy Card, if executed and returned, will be voted “FOR” the election of all nominees.

In the event that any nominee is unable or declines to serve, the persons named in the Proxy Card as proxies will vote with respect to a substitute nominee designated by Provident’s current board of directors. At this time, the board of directors knows of no reason why any of the nominees would be unable or would decline to serve, if elected.

The current Bylaws and Corporate Governance Principles of Provident provide that no director shall serve beyond the annual meeting of stockholders after attaining age 72. Thomas E. Sheenan, who has served as a director of Provident since 2003 and of The Provident Bank since 1990, will retire following the Annual Meeting in accordance with Provident’s Bylaws and Corporate Governance Principles. In accordance with the Agreement and Plan of Merger dated October 15, 2006 by and between Provident and First Morris Bank & Trust, a director of First Morris Bank & Trust will be appointed to the board of directors upon the recommendation of the Governance/Nominating Committee as of the effective date of the merger.

PROVIDENT’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

Directors and Executive Officers

The following table sets forth certain information, as of March 5, 2007, regarding the nominees for election as directors and the incumbent directors, including the terms of office of each director, as well as information regarding the executive officers of Provident and its wholly owned subsidiary, The Provident Bank.

Name	Position(s) held with Provident Financial Services, Inc. and/or The Provident Bank	Age	Director Since (1)		Expiration of Term
NOMINEES

Thomas W. Berry	Director	59	2005		2007
John G. Collins	Director	70	2003		2007
Frank L. Fekete	Director	55	1995		2007
John P. Mulkerin	Director	69	2004	(2)	2007
Paul M. Pantozzi	Chairman and Chief Executive Officer	62	1989		2007

INCUMBENT DIRECTORS

Laura L. Brooks	Director	54	2006		2008
Carlos Hernandez	Director	57	1996		2008
William T. Jackson	Director	68	1974		2008
Arthur McConnell	Director	68	1990		2008
Geoffrey M. Connor	Director	60	1996		2009
Christopher Martin	Director, President and Chief Operating Officer	50	2005		2009
Edward O’Donnell	Director	56	2002		2009
Thomas Sheenan	Director	71	1990	(3)	2009
Jeffries Shein	Director	67	2004	(4)	2009

(1)	Includes initial appointment to the board of directors of The Provident Bank, the wholly owned subsidiary of Provident.
(2)	Mr. Mulkerin’s service as a director of First Sentinel Bancorp, Inc. and First Savings Bank commenced in 1996.
(3)	Mr. Sheenan will retire from the board of directors following the Annual Meeting.
(4)	Mr. Shein’s service as a director of First Sentinel Bancorp, Inc. and First Savings Bank commenced in 1985.

The business experience for the past five years of each of Provident’s directors and executive officers is as follows:

Directors

Thomas W. Berry. Mr. Berry is retired from investment banking. He previously served as a partner of Goldman Sachs & Co. until 1998. Mr. Berry was a founding director of Red Oak Bank, a New Jersey bank, which was acquired by another financial institution in 2005. He is a director of the Hyde and Watson Foundation and a trustee of the Community Foundation of New Jersey. Mr. Berry is also a trustee of the North American Electric Reliability Corporation.

Laura L. Brooks. Ms. Brooks is Vice President-Risk Management and the Chief Risk Officer of PSEG in Newark, New Jersey since November 2002. Prior to November 2002, she was Vice President-Risk Management of PG&E in San Francisco, California. She is a member of the Committee of Chief Risk Officers and serves on the Advisory Board for the Quantitative Finance Program at Rutgers University.

John G. Collins. Mr. Collins is retired. He previously served as President of Fleet NJ from March 2001 until March 2003. Prior to 2001, Mr. Collins was Vice Chairman of Summit Bancorp and was a member of the board of directors of Summit Bancorp and its predecessor, UJB Financial Corp. Mr. Collins is a member of the board of trustees of CentraState Healthcare System.

Geoffrey M. Connor. Mr. Connor is a practicing attorney and partner in the Princeton, New Jersey office of the international law firm of Reed Smith LLP.

Frank L. Fekete. Mr. Fekete is a certified public accountant and the Managing Partner of the accounting firm of Mandel, Fekete & Bloom, CPAs, located in Jersey City, New Jersey. Mr. Fekete is Chairman of the board of trustees of Christ Hospital, Jersey City, New Jersey.

Carlos Hernandez. Dr. Hernandez is President of New Jersey City University, located in Jersey City, New Jersey.

William T. Jackson. Mr. Jackson is retired. He previously served as Executive Director of Bayview/New York Cemetery located in Jersey City, New Jersey until January 2006.

Christopher Martin. Mr. Martin has served as President of Provident and President and Chief Operating Officer of The Provident Bank since January 2007. Prior to that time he was President of Provident and The Provident Bank since July 2004. He formerly served as President and Chief Executive Officer of both First Sentinel Bancorp, Inc. and First Savings Bank since January 2003, and as a member of both boards of directors.

Arthur McConnell. Mr. McConnell is the President of McConnell Realty, which owns and manages commercial and residential real estate, and is located in Atlantic Highlands, New Jersey.

John P. Mulkerin. Mr. Mulkerin is retired. He is a former member of the board of directors and former President and Chief Executive Officer of both First Sentinel Bancorp, Inc. and First Savings Bank. He is a member of the board of directors of Middlesex Water Company and Raritan Bay Medical Center.

Edward O’Donnell. Mr. O’Donnell is President of Tradelinks Transport, Inc., a transportation consulting company located in Westfield, New Jersey. Mr. O’Donnell is a member of the management committee of North Bay Equity Partners, LLC.

Paul M. Pantozzi. Mr. Pantozzi has been the Chairman and Chief Executive Officer of Provident since January 2003. He has served as the Chief Executive Officer of The Provident Bank since 1993 and Chairman of The Provident Bank since 1998. Until July 2004, Mr. Pantozzi also served as President of Provident and The Provident Bank. Mr. Pantozzi is a member of the board of trustees of Christ Hospital, Jersey City, New Jersey.

Thomas E. Sheenan. Mr. Sheenan is the President of Sheenan Funeral Home located in Dunellen, New Jersey.

Jeffries Shein. Mr. Shein is a former member of the board of directors of First Sentinel Bancorp, Inc. and First Savings Bank. He is a principal with JGT Management Co., LLC, a real estate management and investment company. Mr. Shein is a member of the board of directors of Middlesex Water Company and Raritan Bay Medical Center.

Executive Officers Who are Not Directors

Kevin J. Ward. Mr. Ward, age 58, has been Vice Chairman of Provident and The Provident Bank since June 2004. Prior to that time he was Vice Chairman and Chief Operating Officer of The Provident Bank since April 2004. He served as Executive Vice President and Chief Operating Officer of Provident since January 2003 and served as Executive Vice President and Chief Operating Officer of The Provident Bank since 2000.

Donald W. Blum. Mr. Blum, age 50, has been Executive Vice President and Chief Lending Officer of The Provident Bank since January 2005. He served as Senior Vice President and Chief Lending Officer of The Provident Bank since December 2001. Prior to that time, he was Senior Vice President, Real Estate Lending at Summit Bancorp.

John F. Kuntz. Mr. Kuntz, age 51, has been General Counsel and Corporate Secretary of Provident since January 2003, and has been Executive Vice President and General Counsel of The Provident Bank since May 2005. Prior to that time, he was Senior Vice President and General Counsel of The Provident Bank since November 2002 and Vice President and General Counsel of The Provident Bank since September 2001.

Janet D. Krasowski. Ms. Krasowski, age 54, has been Senior Vice President-Human Resources of The Provident Bank since May 2006. She was Chief Human Resources Officer of Atlantic Bank of New York from January 2001 to April 2006. Prior to that time she was with Dime Savings Bank (now Washington Mutual) as Senior Vice President and Benefits Director.

Linda A. Niro. Ms. Niro, age 52, has been Senior Vice President and Chief Financial Officer of Provident since January 2003 and has served as Senior Vice President and Chief Financial Officer of The Provident Bank since 2000.

Giacomo Novielli. Mr. Novielli, age 47, has been Senior Vice President and Chief Information Officer of The Provident Bank since January 2006. Prior to that time, he was First Vice President and Chief Information Officer of The Provident Bank since November 2003 and previously was First Vice President, Delivery and Distribution of The Provident Bank.

Kenneth J. Wagner. Mr. Wagner, age 56, has been Senior Vice President, Investor Relations of Provident since January 2003 and has been Senior Vice President of Strategic Business Development of The Provident Bank since 2001. Prior to that time he served as Senior Vice President of Customer Relationship Management of The Provident Bank.

Thomas M. Lyons. Mr. Lyons, age 42, has served as First Vice President and Chief Accounting Officer of The Provident Bank since February 2005. Prior to that time, he was First Vice President, Finance of The Provident Bank since July 2004. He was formerly Executive Vice President and Chief Financial Officer of First Sentinel Bancorp, Inc. and First Savings Bank since 2003. He was named Senior Vice President and Chief Financial Officer of First Savings Bank in April 2001, and appointed to the same position at First Sentinel Bancorp, Inc. in January 2002.

Corporate Governance Matters

Provident is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct and is in compliance with applicable corporate governance laws and regulations.

Board of Directors Meetings and Committees

The board of directors of Provident meets quarterly, or more often as may be necessary. The board of directors met 12 times in 2006. The board of directors currently maintains three standing committees: the Compensation Committee, the Audit Committee and the Governance/Nominating Committee. During 2006, the board of directors appointed an Executive Committee that met four times. The Executive Committee exercised the powers of the board of directors, except such powers expressly reserved for the full board of directors by Provident’s Bylaws and applicable corporate law, as was necessary between meetings of the board of directors. The members of the Executive Committee in 2006 were: Messrs. Pantozzi (Chair), Collins, Connor, Fekete, Jackson and Shein. The board of directors did not appoint an Executive Committee in 2007.

All directors attended no fewer than 75% of the total number of meetings held by the Provident board of directors and all committees of the board on which they served (during the period they served) in 2006. When the Provident and The Provident Bank board of directors and committee meetings are aggregated, all directors attended no fewer than 75% of the aggregated total number of meetings in 2006. Provident has a policy requiring each director to attend each annual meeting of stockholders. All directors attended the annual meeting of stockholders held on April 26, 2006.

Corporate Governance Principles

The board of directors has adopted Corporate Governance Principles, which are posted on the “Governance Documents” section of the “Investor Relations” page of The Provident Bank’s website at www.providentnj.com. The Corporate Governance Principles cover the general operating policies and procedures followed by the board of directors including:

•	establishing the size and composition of the board of directors and the desired qualifications of directors;

•	setting minimum stock ownership requirement for directors at 10,000 shares of Provident common stock to be achieved over five years;

•	providing for director orientation and continuing education and an annual performance assessment of the board of directors;

•	selecting board committee membership; and

•	reviewing annual compensation paid to the non-employee directors.

The Corporate Governance Principles provide for the board of directors to meet in regularly scheduled executive sessions without management at least two times a year. Four executive sessions were conducted in 2006. Mr. Collins, who serves as Lead Director, presided over these executive sessions conducted by the non-employee directors, who are all independent.

Director Independence

The New York Stock Exchange rules provide that a Provident director does not qualify as independent unless the board of directors affirmatively determines that the director has no direct or indirect material relationship with Provident. The New York Stock Exchange rules require the board of directors to consider all relevant facts and circumstances in determining the materiality of a director’s relationship with Provident and permit the board of directors to adopt and disclose standards to assist the board in making independence determinations. Accordingly, the board of directors has adopted Independence Standards to assist the board in determining whether a director has a material relationship with Provident. These Independence Standards, which should be read with the New York Stock Exchange rules, are available on the “Governance Documents” section of the “Investor Relations” page of The Provident Bank website at www.providentnj.com.

In February 2007, the board of directors conducted an evaluation of director independence, based on the Independence Standards and the New York Stock Exchange rules. In connection with this review, the board of directors considered all relevant facts and circumstances relating to relationships that each director or his or her immediate family members and their related interests had with Provident.

After its evaluation, the board of directors affirmatively determined that each of Mr. Berry, Ms. Brooks, Mr. Collins, Mr. Connor, Mr. Fekete, Dr. Hernandez, Mr. Jackson, Mr. McConnell, Mr. Mulkerin, Mr. O’Donnell, Mr. Sheenan and Mr. Shein is an independent director. The board of directors determined that Mr. Pantozzi and Mr. Martin are not independent because each of them is a Provident employee. The board of directors specifically considered the following business and other relationships in reaching its independence determinations:

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The Provident Bank retains the law firm of Reed Smith LLP to perform legal services from time to time. In 2006, The Provident Bank paid Reed Smith LLP approximately $3,400 for services rendered directly to the Bank. In addition, a borrower of the Bank paid $47,300 to Reed Smith LLP in connection with a loan closing in 2006, where Reed Smith LLP served as the Bank’s closing counsel. Mr. Connor is a partner of Reed Smith LLP.

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The Provident Bank leases space for a branch banking office from Fords Circle Associates LLC. Mr. Shein owns a 7.5% percent equity interest in Fords Circle Associates LLC. In 2006, The Provident Bank paid rent and related charges of approximately $44,400 for this branch banking office.

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The Provident Bank Foundation made contributions of $60,000, including a $50,000 scholarship grant, for the benefit of New Jersey City University. Dr. Hernandez is the President of New Jersey City University.

Governance/Nominating Committee

The current members of the Governance/Nominating Committee are: Messrs. Connor (Chair), Jackson, McConnell and O’Donnell. Each member of the Governance/Nominating Committee is considered “independent” as defined in the New York Stock Exchange corporate governance listing standards. The Governance/Nominating Committee’s charter is posted on the “Governance Documents” section of the “Investor Relations” page of The Provident Bank’s website at www.providentnj.com. The Committee met five times during 2006.

The functions of the Governance/Nominating Committee include, among other things:

•	to evaluate and make recommendations to the board concerning the number of directors, committee assignments and committee membership rotation practices;

•	to establish the qualifications, relevant background, and selection criteria for board members;

•	to make recommendations to the board concerning board nominees;

•	to conduct evaluations of the effectiveness of the operation of the board;

•	to develop corporate governance principles applicable to Provident;

•	to recommend revisions to the code of business conduct and ethics;

•	to make recommendations to the board regarding director compensation, orientation and continuing education; and

•	to evaluate the Governance/Nominating Committee’s performance on an annual basis.

The Governance/Nominating Committee identifies nominees by first assessing the performance of the current members of the board of directors willing to continue service. Current members of the board with skills and experience that are relevant to Provident’s business and who are willing to continue service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue service, or if the Governance/Nominating Committee or the board decides not to re-nominate a member for re-election, or if the size of the board is increased, the Governance/Nominating Committee will solicit suggestions for director candidates from all board members. In addition, the Governance/Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. Candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Governance/Nominating Committee in the director identification and selection process include the relevance of a candidate’s experience to the business of Provident, enhancement of the diversity of experience of the board, the needs of Provident and the board, the candidate’s independence from conflict or direct economic relationship with Provident, and the candidate’s ability and willingness to devote the proper time to prepare for and attend meetings. The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Independence Standards and the New York Stock Exchange rules, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee financial expert.

Procedures for the Nomination of Directors by Stockholders

If a determination is made that an additional candidate is needed for the board, the Governance/Nominating Committee will consider candidates properly submitted by Provident’s stockholders. Stockholders can submit the names of qualified candidates for director by writing to the Corporate Secretary at Provident Financial Services, Inc., 830 Bergen Avenue, Jersey City, New Jersey 07306. The Corporate Secretary must receive a submission not less than 90 days prior to the date of Provident’s proxy materials for the preceding year’s annual meeting. If the date of the annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the preceding year’s annual meeting, a stockholder’s submission must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. A stockholder’s submission must be in writing and include the following information:

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the name and address of the stockholder as they appear on Provident’s books, and the number of shares of Provident common stock that are beneficially owned by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

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the name, address and contact information for the candidate, and the number of shares of common stock of Provident that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in Provident’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and Provident, The Provident Bank and any subsidiaries of The Provident Bank;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Provident and The Provident Bank;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Stockholder submissions that are received and that meet the criteria outlined above will be forwarded to the Chair of the Governance/Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation at an annual meeting of Provident’s stockholders must comply with the procedural and informational requirements described later in this Proxy Statement under the heading “Advance Notice Of Business To Be Conducted at an Annual Meeting.”

Stockholder and Interested Party Communications with the Board

A stockholder of Provident and any other interested party may communicate with the board of directors, the non-employee directors, the Lead Director or with any individual director by writing to the Chair of the Governance/Nominating Committee, c/o Provident Financial Services, Inc., 830 Bergen Avenue, Jersey City, New Jersey 07306. A communication from a stockholder should indicate that the author is a stockholder and, if shares of Provident common stock are not held of record, the letter should include appropriate evidence of stock ownership.

Code of Business Conduct and Ethics

Provident has adopted a Code of Business Conduct and Ethics that is applicable to all directors, officers and employees of Provident and The Provident Bank, including the principal executive officer, principal financial officer, principal accounting officer, and all persons performing similar functions. The Code of Business Conduct and Ethics is posted on the “Governance Documents” section of the “Investor Relations” page on The Provident Bank’s website at www.providentnj.com. Amendments to and waivers from the Code of Business Conduct and Ethics will also be disclosed on The Provident Bank website.

Transactions With Certain Related Persons

Federal laws and regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the executive officer or director is not given preferential treatment compared to the other participating employees. Pursuant to such a program, loans have been extended to executive officers, which loans are on substantially the same terms as those prevailing at the time for comparable transactions with the general public, except as to the interest rate charged, which rate is the same as available to all employees. These loans do not involve more than the normal risk of repayment or present other unfavorable features. As of December 31, 2006, The Provident Bank had loans and loan commitments totaling $138,600 to one executive officer. The Provident Bank does not make loans to members of the board of directors or to their immediate family members and their related interests.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Provident. The provisions of the Sarbanes-Oxley Act of 2002 that prohibit loans do not apply to loans made by a depository institution, such as The Provident Bank, that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Provident’s and The Provident Bank’s officers are made in conformity with the Federal Reserve Act and Regulation O.

Provident’s Code of Business Conduct and Ethics requires directors and executive officers to promptly disclose any interest they may have in any proposed transaction involving Provident and The Provident Bank, and any such director or executive officer shall abstain from any deliberation or voting on the transaction. Any such transaction would require approval of a majority of the directors who have no interest in the proposed transaction. In addition directors and executive officers annually disclose any transactions, relationships or arrangements they or their related interests may have with Provident or The Provident Bank. Such disclosures, together with information obtained from director annual statement of interest forms, are used to monitor related party transactions and make independence determinations.

Audit Committee Matters

Audit Committee

The current members of the Audit Committee are: Messrs. Fekete (Chair), Berry, Collins and Mulkerin, and Ms. Brooks. Each member of the Audit Committee is considered “independent” as defined in the New York Stock Exchange corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The duties and responsibilities of the Audit Committee include, among other things:

•	sole authority for retaining, overseeing and evaluating a firm of independent registered public accountants to audit the annual financial statements;

•	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of Provident’s financial reporting processes, both internal and external;

•	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•	reviewing earnings and financial releases and quarterly and annual reports filed with the Securities and Exchange Commission; and

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm.

The Audit Committee met ten times during 2006. The Audit Committee reports to the board of directors on its activities and findings. The board of directors believes that Frank L. Fekete, the Chair of the Audit Committee, and John P. Mulkerin each qualify as an “Audit Committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission.

Audit Committee Report

Pursuant to rules and regulations of the Securities and Exchange Commission, this Audit Committee Report shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Provident specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Audit Committee operates under a written charter adopted by the board of directors. The Audit Committee’s charter is posted on the “Governance” section of the “Investor Relations” page of The Provident Bank’s website at www.providentnj.com and a copy is included as Appendix A to this Proxy Statement.

Management has the primary responsibility for Provident’s internal control and financial reporting process, and for making an assessment of the effectiveness of Provident’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Provident’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue an opinion on those financial statements, and for providing an attestation report on management’s assessment of internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management, and the independent registered public accounting firm, the audited consolidated financial statements of Provident for the year ended December 31, 2006;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

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received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence from Provident.

Based on the review and discussions referred to above, the Audit Committee has recommended to Provident’s board of directors that the audited consolidated financial statements for the fiscal year ended December 31, 2006 be included in Provident’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission. In addition, the Audit Committee approved the re-appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2007, subject to the ratification of this appointment by the stockholders of Provident.

The Audit Committee of Provident Financial Services, Inc.

Frank L. Fekete (Chair)	Thomas W. Berry
Laura L. Brooks	John G. Collins
John P. Mulkerin

Compensation Committee Matters

Compensation Committee

The current members of the Compensation Committee are: Messrs. Shein (Chair), Berry, Fekete, O’Donnell and Sheenan. Each member of the Compensation Committee is considered “independent” as defined in the New York Stock Exchange corporate governance listing standards. The Compensation Committee is responsible for management succession planning and for reviewing and evaluating compensation programs and policies including setting performance measures and goals, approving awards under existing compensation plans and administering long-term incentive awards. On at least an annual basis, the Compensation Committee meets to review the performance of, and the compensation payable to, Provident’s and The Provident Bank’s executive officers, including the Chief Executive Officer. The basic elements of Provident’s executive compensation program include base salary, annual incentives, long-term incentive awards and certain other benefit arrangements, such as retirement programs. The Compensation Committee’s charter is posted on the “Governance Documents” section of the “Investor Relations” page of The Provident Bank’s website at www.providentnj.com. The Compensation Committee met ten times during 2006.

The Compensation Committee engaged the services of Clark Consulting in 2005 and 2006, as its independent compensation consultant, to assist it in evaluating executive compensation programs and in making determinations regarding executive officer compensation. The independent compensation consultant reports directly to the Compensation Committee and does not perform any services for Provident’s management.

The Compensation Committee determines the compensation payable to the Chief Executive Officer based on corporate financial performance against established goals and the Chief Executive Officer’s individual performance. The Compensation Committee establishes corporate performance goals and individual goals for the Chief Executive Officer at the beginning of the year, and members of the Compensation Committee meet with the Chief Executive Officer during the year to review progress against the goals. The Compensation Committee also sets performance goals for, and determines the compensation payable to, the executive officers, including the named executive officers. The Chief Executive Officer and the President provide the Compensation Committee with performance assessments and compensation recommendations for each of the other executive officers. The Compensation Committee considers those recommendations in arriving at its determinations. The independent compensation consultant is available to the Compensation Committee for assistance in these determinations.

Director compensation is established by the board of directors upon the recommendation of the Governance/Nominating Committee.

Management may provide information on relevant topics to the Compensation Committee regarding peer group and market data and may make recommendations regarding compensation actions, however, the Compensation Committee retains responsibility for all compensation recommendations to the board of directors as to the executive officers.

Compensation Committee Interlocks and Insider Participation

Messrs. Fekete, O’Donnell, Sheenan and Shein served as members of the Compensation Committee in 2006. None of these directors has ever been an officer or employee of Provident, is an executive officer of another entity, at which one of Provident’s executive officers serves on the board of directors, or had any transactions or relationships with Provident in 2006 requiring specific disclosures under Securities and Exchange Commission rules.

Executive Compensation

Compensation Discussion and Analysis

Executive Compensation Philosophy

The objective of Provident’s executive compensation program is to offer competitive cash and equity compensation and benefits that will attract, motivate and retain qualified and talented executives who will help maximize Provident’s financial performance and earnings growth. Provident’s executive compensation program is intended to align the interests of its executive officers with stockholders by rewarding performance against established corporate financial goals, and by rewarding strong executive leadership and superior individual performance.

The compensation paid to each executive officer is based on the executive’s level of job responsibility, corporate financial performance measured against annual goals, and an assessment of the executive’s individual performance. For higher-level executive officers, annual incentive compensation is linked to corporate financial performance, because these executives are in leadership roles that tend to influence corporate financial results.

The Compensation Committee engaged Clark Consulting in 2005 and 2006 to benchmark Provident’s executive compensation program to peer group data. The independent compensation consultant provided the Compensation Committee with relevant competitive compensation program information using a peer group of 18 banking institutions. These included thrift and banking institutions with assets of $3 to $13 billion, having an asset mix similar to Provident. This peer group may be modified from year-to-year based on mergers and acquisitions within the industry or other relevant factors. The peer group currently consists of the 17 banking institutions identified below. Based on this peer group benchmarking, base salaries are targeted at the market median (50th percentile) and annual incentive compensation is targeted at the top quartile (75th percentile) when superior financial performance is achieved, and at the market (50th percentile) when financial performance goals are met. While Provident’s executive compensation program targets base salary and annual incentive compensation at market levels, actual compensation paid to an executive officer may vary based on other factors, such as individual’s performance, experience and tenure, and competitive market conditions.

The peer group companies are:

Valley National Bancorp—NJ

Susquehanna Bancshares, Inc.—PA

FirstFed Financial Corp.—CA

Sterling Financial Corporation—WA

Provident Bankshares Corporation—MD

New Alliance Bancshares, Inc.—CT

First Commonwealth Financial Corp.—PA

Chittenden Corporation—VT

First Niagara Financial Group, Inc.—NY

F.N.B. Corporation—PA

National Penn Bancshares, Inc.—PA

Community Bank System, Inc.—NY

PFF Bancorp, Inc.—CA

Partners Trust Financial Group, Inc.—NY

Bank Mutual Corporation—WI

TierOne Corporation—NE

Harleysville National Corporation—PA

Elements of Executive Compensation for 2006

The Compensation Committee used a total compensation approach in establishing executive compensation opportunities, consisting of base salary, annual incentive compensation, long-term incentive awards (such as stock option and restricted stock awards), a competitive benefits package, and perquisites.

Base Salary

Executive officer base salary levels are evaluated by the Compensation Committee on an annual basis. In general, salary ranges are developed considering the competitive base salary information furnished to the Compensation Committee by the independent consultant. Each executive officer’s base salary level is targeted to these ranges considering the executive officer’s performance and contribution, leadership, operational effectiveness and experience in the industry.

In establishing base salaries for 2006, the Compensation Committee considered Provident’s financial performance, which did not meet expectations, and peer group and market-based industry salary data provided by the independent compensation consultant. The Committee determined that no increases in base salary would be warranted for Messrs. Pantozzi, Martin and Ward in 2006. The Compensation Committee reviewed similar considerations for each of the other named executive officers and determined that increases were appropriate for Ms. Niro and Mr. Blum based upon their performance and to maintain competitive base salary levels. Accordingly, Ms. Niro received an annual base salary increase of 3.8% or $7,500 and Mr. Blum received an annual base salary increase of 4.3% or $10,000.

Annual Incentive Payment/The 2006 Incentive Plan

Annual incentive opportunities are provided to Provident’s executive officers in order to align the attainment of annual corporate financial performance objectives with executive compensation. At the beginning of each year, the Compensation Committee assigns corporate targets and a range of annual incentive award opportunities to each executive officer. The award opportunities are linked to a specific target and range of performance results for one or more corporate financial performance measures and attainment of individual goals.

The Compensation Committee established, and the board of directors approved, the 2006 Incentive Plan. The 2006 Incentive Plan had two components: a cash incentive payment and long-term incentive awards in the form of restricted stock awards and stock options. The Compensation Committee determined that Messrs. Pantozzi and Ward and Ms. Niro would only be eligible for the cash incentive component and not the long-term incentive component due to the level of stock awards and stock options granted to them in 2003 in connection with the mutual to stock conversion of The Provident Bank. However, the Compensation Committee determined to award 50,000 stock options to Mr. Pantozzi, provided Provident’s financial performance in 2006 met or exceeded each of the Target levels established under the 2006 Incentive Plan. These Target levels were not achieved.

The cash incentive payments and long-term incentive awards under the 2006 Incentive Plan were based primarily on the 2006 financial performance compared with 2006 targets relating to: (i) earnings per share (weighted 50%); (ii) efficiency ratio (weighted 25%); and (iii) total shareholder return relative to the performance of an identified peer group (weighted 25%) (collectively, the “Corporate Targets”). A portion of the payment of incentive compensation payable to each executive was also based on the executive’s performance against his or her 2006 individual goals and objectives, and may be made whether or not the Corporate Targets were met. For the named executive officers, 75% of the incentive payment was based on Provident’s financial performance against the Corporate Targets and 25% was based on the executive’s performance against his or her individual goals and objectives. Incentive payments and awards based on the Company’s 2006 financial performance would be made if the Company’s 2006 financial performance met or exceeded 95% of the Corporate Targets (“Threshold”). At Target, the performance hurdles were (i) $0.93 for earnings per share;

(ii) 58.79% for the efficiency ratio; and (iii) at the 50th percentile or better of the peer group for total shareholder return. For the Chief Executive Officer, incentive cash awards were a minimum of 6.25% of base salary upon the achievement of Threshold levels, increasing to 100% of base salary for maximum achievement. For the other named executive officers, incentive cash awards ranged from 3.75% of base salary to 60% of base salary. For named executive officers who were eligible to receive equity awards under the incentive plan, incentive awards range from 3.75% (5% for the President) of base salary to 60% (80% for the President) of base salary, payable 50% in stock options and 50% in shares of restricted stock.

Based on Provident’s actual financial performance in 2006, the earnings per share and efficiency ratio Corporate Targets were met at the Threshold level. The total shareholder return Corporate Target was not met. As a result of the Compensation Committee’s assessment of Provident’s 2006 financial performance against the Corporate Targets, and the assessment of each named executive officer’s individual performance, the following cash and equity awards were made in 2007 under the 2006 Incentive Plan:

2006 Incentive Plan Payments

Name	Cash Incentive ($)	Stock Price ($)	Stock Options (#)	Stock Awards (#)	Total Incentive Payment ($)
Paul M. Pantozzi	133,049	—	—	—	133,049
Linda A. Niro	25,289	—	—	—	25,289
Christopher Martin	45,703	17.94	7,267	1,568	101,953
Kevin J. Ward	37,172	—	—	—	37,172
Donald W. Blum	29,250	17.94	3,488	753	56,250

Long-Term Incentives (Stock Option and Stock Award Program)

Provident maintains the Provident Financial Services, Inc. 2003 Stock Award Plan and the Provident Financial Services, Inc. 2003 Stock Option Plan. Under these plans, individuals may receive awards of common stock and grants of options to purchase common stock. The Compensation Committee believes that stock ownership provides a significant incentive in building stockholder value by further aligning the interests of officers and employees with stockholders. The importance of this component of compensation increases as Provident’s common stock appreciates in value. In addition, stock option grants and stock awards vest over five years, thereby providing an additional retention incentive.

In addition to the stock awards and stock options granted under the 2006 Incentive Plan, the Compensation Committee granted additional long-term incentives to each of the named executive officers to reward superior individual performance in 2006, and to acknowledge that attainment of certain corporate financial goals was adversely impacted by the prevailing inverted yield curve and to maintain competitive compensation levels as follows:

Long-Term Incentive Awards

Name	Date	Stock Price ($)	Stock Options(#)	Stock Awards(#)
Paul M. Pantozzi	January 29, 2007	17.94	40,000	10,000
Linda A. Niro	January 29, 2007	17.94	2,500	2,500
Christopher Martin	March 23, 2006 January 29, 2007	18.48 17.94	40,000 20,000	— 5,000
Kevin J. Ward	January 29, 2007	17.94	5,000	2,500
Donald W. Blum	March 23, 2006 September 21, 2006 January 29, 2007	18.48 18.87 17.94	10,000 10,000 7,500	9,000 9,000 2,500

It is the current policy of the Compensation Committee to make option grants when the window for trading by officers and directors in Provident common stock is open under the Provident’s stock trading policy.

Benefits

Provident provides its executives with medical and dental, disability insurance and group life insurance coverage consistent with the same benefits provided to all of its full-time employees. Similarly, the named executive officers are participants in the Employee Stock Ownership Plan and 401(k) Plan offered to all full-time employees and certain of the executive officers have accrued benefits under a pension plan that was frozen as of April 1, 2003. Messrs. Pantozzi and Ward and Ms. Niro are also eligible for post-retirement medical benefits, which benefits are available to all active employees with ten years of service as of December 31, 2002. Messrs. Pantozzi and Ward and Ms. Niro are also eligible for post-retirement life insurance benefits, which benefits are only available to active employees who had ten years of service as of December 31, 2006.

Provident provides a non-qualified retirement plan (“SERP”) for Messrs. Pantozzi and Ward. The SERP pays to each participant an amount equal to the amount which would have been payable under the terms of the pension plan but for the limitations under Sections 401(a)(17) and 415 of the Internal Revenue Code, less the amount payable under the terms of the pension plan. The Provident Bank froze the SERP as of April 1, 2003 as to the accrual of additional benefits under the SERP. Provident also established the Supplemental Executive Savings Plan, a non-qualified plan that provided additional benefits to certain participants whose benefits under The Provident Bank 401(k) Plan and Employee Stock Ownership Plan (“ESOP”) were limited by tax law limitations applicable to tax qualified plans. Messrs. Pantozzi and Ward are the participants in this plan. This plan was frozen effective December 31, 2003 with respect to all future contributions and remains open only to hold assets for distribution.

Effective January 1, 2004, Provident established a new plan, known as The Provident Bank Non-Qualified Supplemental Employee Stock Ownership Plan (the “Supplemental ESOP”). The Supplemental ESOP provides additional benefits to participants whose benefits under the ESOP are limited by tax law limitations applicable to tax-qualified plans. Currently Messrs. Pantozzi and Ward are the only participants in this plan. The Supplemental ESOP requires a contribution by Provident for each participant who also participates in the ESOP equal to the amount which would have been contributed under the terms of the ESOP, but for the tax law limitations, less the amount actually contributed under the ESOP. This benefit is payable in cash in a lump sum upon the death of a participant, a participant’s separation from service or disability (as those terms are defined in the Supplemental ESOP), or a change in control (as that term is defined in the Supplemental ESOP) of Provident or The Provident Bank.

Perquisites

The Compensation Committee believes that perquisites should be provided on a limited basis, and only to the most senior level of executive officers. The following perquisites are currently provided: club memberships for Messrs. Pantozzi, Martin and Ward, and the use of a company-owned automobile for Messrs. Pantozzi, Martin, Ward and Blum. All of the named executive officers are eligible for an annual medical examination and Mr. Pantozzi has the use of a fitness trainer.

Elements of Post-Termination Benefits

Employment Agreements. Provident has entered into three-year employment agreements with Messrs. Pantozzi, Martin and Ward. The agreements provide that if employment is terminated for reasons other than for cause, or for retirement, disability or following a change in control, the executive would be entitled to:

•

a lump sum payment equivalent to the greater of: the payments due for the remaining term of the employment agreement, or three times the sum of (i) the highest annual rate of base salary and (ii) the greater of (x) the average cash bonus paid over the last three years or (y) the cash bonus paid in the last year, and

•	the continuation of life, medical, dental and disability insurance coverage for three years.

The executive may resign from employment and receive these benefits in the event of certain adverse changes in the executive’s employment conditions. Each employment agreement generally provides that following a change in control, the executive will receive the severance payments and insurance benefits described above if:

•	he resigns during the one-year period following the change in control; or

•	if he is terminated during the remaining term of the employment agreement following the change in control.

Change in Control Agreements. Provident has entered into two-year change in control agreements with Mr. Blum and Ms. Niro. Following a change in control, the executive is entitled to a severance payment if

•	the officer’s employment is terminated during the term of such agreement, other than for cause, disability, or retirement, or

•	the officer terminates employment during the term of the agreement for good reason.

Good reason is generally defined to include

•	the assignment of duties materially inconsistent with the officer’s positions, duties or responsibilities as in effect prior to the change in control;

•	a reduction in his or her base salary or fringe benefits;

•	a relocation of his or her principal place of employment by more than 25 miles from its location immediately prior to the change in control; or

•	a failure of Provident to obtain an assumption of the agreement by its successor.

The severance payment will equal two times the highest level of aggregate annualized base salary and other cash compensation paid to the officer during the calendar year in which he or she was terminated, or either of the immediately preceding two calendar years, whichever is greater. In addition, the executive is generally entitled to receive life, health, dental and disability coverage for the remaining term of the agreement. Payments under the change in control agreements are reduced to the extent necessary to prevent an excess parachute payment under Section 280G of the Internal Revenue Code.

Other Matters

Executive Stock Ownership Requirements

The Compensation Committee and the board of directors adopted the following minimum equity ownership requirements for top executives to further align their interests with stockholders:

Tier I	Chief Executive Officer	100,000 shares
Tier II	President and Chief Operating Officer, and Vice Chairman	50,000 shares
Tier III	Other Named Executives	10,000 shares

Each of the named executives currently meets or exceeds these requirements. New executives will be given five years from their date of hire or promotion to achieve the minimum equity ownership levels, and vested and unvested restricted stock awards and shares held in the ESOP and 401(k) Plans count toward the requirements.

Tax Deductibility of Executive Compensation

Under Section 162(m) of the Internal Revenue Code, companies are subject to limits on the deductibility of executive compensation. Deductible compensation is limited to $1 million per year for each executive officer listed in the summary compensation table. Compensation that is “performance-based” under the Internal Revenue Code’s definition is exempt from this limit. Stock option grants are intended to qualify as performance-based compensation.

The Compensation Committee does not have a formal policy with respect to the payment of compensation in excess of the deduction limit. The Compensation Committee’s practice is to structure compensation programs offered to the named executive officers with a view to maximizing the tax deductibility of amounts paid. However, in structuring compensation programs and making compensation decisions, the Committee considers a variety of factors, including the Company’s tax position, the materiality of the payment and tax deductions involved and the need for flexibility to address unforeseen circumstances. After considering these factors, the Committee may decide to authorize payments, all or part of which would be nondeductible for federal tax purposes.

In 2006, compensation paid to Mr. Pantozzi exceeded the deduction limit, primarily due to the vesting of restricted stock awards granted to him in 2003 in connection with the mutual to stock conversion of The Provident Bank. The Compensation Committee does not believe the provisions of Section 162(m) will materially affect the results of operations of Provident.

Compensation Committee Report

Pursuant to rules and regulations of the Securities and Exchange Commission, this Compensation Committee Report shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Provident specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee of Provident Financial Services, Inc.

Jeffries Shein, Chair

Thomas W. Berry

Frank L. Fekete

Edward O’Donnell

Thomas E. Sheenan

Executive Compensation

The following table sets forth for the year ended December 31, 2006 certain information as to the total remuneration paid to Mr. Pantozzi, who serves as Chief Executive Officer, Ms. Niro, who serves as Chief Financial Officer, and the other most highly compensated executive officers of Provident Financial Services, Inc. or The Provident Bank, other than Mr. Pantozzi and Ms. Niro. The amounts reported under the stock awards and option awards columns include grants of stock awards and stock options made in 2003 in connection with the mutual to stock conversion of The Provident Bank.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
Paul M. Pantozzi, Chairman and Chief Executive Officer	2006	655,000	—	1,070,104	833,280	133,049	—	175,252	2,866,685

Linda A. Niro, Senior Vice President and Chief Financial Officer	2006	207,500	—	177,898	59,520	25,289	19,040	43,410	532,657

Christopher Martin, President and Chief Operating Officer	2006	375,000	—	—	27,120	45,703	11,556	50,293	509,672

Kevin J. Ward, Vice Chairman	2006	305,000	—	338,940	245,520	37,172	65,316	73,284	1,065,232

Donald W. Blum, Executive Vice President and Chief Lending Officer	2006	240,000	—	99,506	68,375	29,250	888	50,533	488,552

Gregory French (6)	2006	183,488	—	40,646	100,750	—	1,841	862,757	1,189,482

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2003 Stock Award Plan and thus may include amounts from awards granted in and prior to 2006, including amounts from awards granted in 2003 following completion of the mutual to stock conversion of The Provident Bank. Assumptions used in the calculation of these amounts are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2006 included in Provident’s Annual Report on Form 10-K.
(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes, for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of stock option awards pursuant to the 2003 Stock Option Plan and thus include amounts from awards granted in and prior to 2006, including amounts from awards granted in 2003 following completion of the mutual to stock conversion of The Provident Bank. Assumptions used in the calculation of this amount are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2006 included in Provident’s Annual Report on Form 10-K.
(3)	Earned pursuant to the 2006 Incentive Plan for senior executives of The Provident Bank.
(4)	The amounts in this column reflect the actuarial increase in the present value at December 31, 2006 compared to December 31, 2005, of the named executive officer’s benefits under all defined benefit pension plans, and supplemental plans in the case of Messrs. Pantozzi and Ward, maintained by The Provident Bank, determined using interest rate and mortality rate assumptions consistent with those used in Provident’s financial statements and includes amounts for which the named executive officer may not currently be entitled to receive because such amounts are not vested. For Mr. Pantozzi, there was a $73,722 decrease in the actuarial present value because he reached age 60 in 2004, the assumed retirement age for these calculations. No named executive officer received preferential or above-market earnings on deferred compensation, except for Mr. Martin who earned $556 on deferred directors fees in the First Savings Bank Directors’ Deferred Fee Plan.

(5)	The amounts in this column represent the total of all perquisites (non-cash benefits and perquisites such as the use of employer-owned automobiles, membership dues and other personal benefits), the value of cash dividend payments on unvested restricted stock awards, employee benefits (employer cost of medical, dental, vision, life and disability insurance), and employer contributions to defined contribution plans (the Provident Bank 401(k) Plan, Employee Stock Ownership Plan, Non-qualified Supplemental ESOP and the Non-qualified Supplemental Executive Savings Plan). Amounts are reported separately under the “All Other Compensation” and “Perquisites” tables below.

ALL OTHER COMPENSATION

Name	Year	Perquisites and Other Personal Benefits ($)	Dividends on Unvested Stock Awards ($)	Company Contribution on Employee Medical and Insurance Benefits ($)	Company Contributions to Retirement and 401(k) Plans ($)	Severance Payments / Accruals ($)	Total ($)
Paul M. Pantozzi	2006	30,817	57,852	8,954	77,629	—	175,252
Linda A. Niro	2006	2,735	9,784	4,555	26,336	—	43,410
Christopher Martin	2006	11,780	—	13,970	24,543	—	50,293
Kevin J. Ward	2006	11,112	18,770	5,736	37,666	—	73,284
Donald W. Blum	2006	3,060	7,218	12,460	27,795	—	50,533
Gregory French	2006	7,125	2,928	12,109	27,610	812,985	862,757

PERQUISITES

Name	Year	Personal Use of Company Car (7) ($)	Transit Reimbursement Plan and Service Awards ($)	Fitness Trainer ($)	Club Dues ($)	Executive Health Exam ($)	Total Perquisites and Other Personal Benefits ($)
Paul M. Pantozzi	2006	6,512	—	8,230	13,700	2,375	30,817
Linda A. Niro	2006	—	360	—	—	2,375	2,735
Christopher Martin	2006	3,870	—	—	7,910	—	11,780
Kevin J. Ward	2006	1,843	—	—	9,269	—	11,112
Donald W. Blum	2006	2,810	250	—	—	—	3,060
Gregory French	2006	4,500	250	—	—	2,375	7,125

(6)	On September 13, 2006, Provident and The Provident Bank announced that the employment of Gregory French, Senior Vice President, Market Development and Delivery, was terminated by mutual agreement of the parties, effective September 30, 2006. In exchange for a release of all possible claims against Provident and The Provident Bank, as well as an agreement not to solicit The Provident Bank’s employees for employment for a twelve month period, The Provident Bank made a lump-sum payment to Mr. French in the amount of $800,000.
(7)	The value attributable to personal use of company-provided automobiles calculated in accordance with Internal Revenue Service guidelines, except in the case of Mr. French, which amount reflects a car allowance.

Plan-Based Awards. The following table sets forth certain information as to grants during 2006 of plan-based awards to the named executive officers. The awards granted on March 23, 2006 were pursuant to the 2006 Incentive Plan. Additional grants were made as long-term incentive awards.

GRANTS OF PLAN-BASED AWARDS TABLE FOR THE YEAR ENDED DECEMBER 31, 2006

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)		Target (#)		Maximum (#)
Paul M. Pantozzi	3/23/2006	40,937	327,500	655,000	—		50,000		50,000		—	—	—	—
Linda A. Niro	3/23/2006	7,781	62,250	124,500	—		—		—		—	—	—	—
Christopher Martin	3/23/2006	14,062	112,500	225,000	2,271	(1)	18,168	(1)	36,337	(1)
					490	(2)	3,920	(2)	7,847	(2)
	3/23/2006										—	40,000	18.48	180,800
Kevin J. Ward	3/23/2006	11,438	91,500	183,000	—		—		—		—	—	—	—
Donald W. Blum	3/23/2006	9,000	72,000	144,000	1,090	(1)	8,720	(1)	17,441	(1)
					235	(2)	1,881	(2)	3,763	(2)
	9/21/2006										9,000	10,000	18.87	211,330
	3/23/2006				—		—		—		9,000	10,000	18.48	211,520
Gregory French	3/23/2006	9,174	73,395	146,790	1,111	(1)	8,889	(1)	17,779	(1)
					239	(2)	1,918	(2)	3,836	(2)

(1)	This represents the number of stock options that could be awarded based on a Black-Scholes determined value per option of $3.87.
(2)	This represents the number of restricted stock shares that could be awarded based on the market price per share of common stock of $17.94.
(3)	The amounts in this column reflect the dollar amount of the full grant date value used to determine the annual expense to be recognized for financial statement reporting purposes each year, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2003 Stock Award Plan and of stock option awards pursuant to the 2003 Stock Option Plan. Assumptions used in the calculation of these amounts are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2006 included in Provident’s Annual Report on Form 10-K.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2006 for the named executive officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Paul M. Pantozzi	672,000	448,000	18.57	7/17/2013	109,600	1,987,048
Linda A. Niro	48,000	32,000	18.57	7/17/2013	18,700	339,031
Christopher Martin	—	40,000	18.48	3/23/2016	—	—
Kevin J. Ward	198,000	132,000	18.57	7/17/2013	36,000	652,680
Donald W. Blum	48,000	32,000	18.57	7/17/2013	24,900	451,437
	—	10,000	18.48	3/23/2016	—	—
	—	10,000	18.87	9/21/2016	—	—
Gregory French	133,845	—	18.57	9/30/2007	—	—

(1)	Stock options expire 10 years after the grant date.
(2)	This amount is based on the fair market value of Provident common stock on December 31, 2006 of $18.13.

Option Exercises And Stock Vested

None of the Company’s named executive officers exercised any stock options during the fiscal year ended December 31, 2006, except Mr. French, whose employment terminated September 30, 2006.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Paul M. Pantozzi	—	—		53,200	974,440
Linda A. Niro	—	—		8,900	162,875
Christopher Martin	—	—		—	—
Kevin J. Ward	—	—		17,000	311,000
Donald W. Blum	—	—		3,300	60,405
Gregory French	6,055	1,090	(1)	3,300	60,405

(1)	The amount reflects the difference between the exercise price at grant of $18.57 per share and the market price of $18.75 per share at the time of exercise on November 15, 2006 and November 16, 2006.
(2)	The value realized on vesting represents the market value on the day the stock vested.

Pension Benefits. The Provident Bank maintains a noncontributory defined benefit pension plan covering full-time employees who had attained age 21 with at least one year of service as of April 1, 2003. The pension plan was frozen as of April 1, 2003. As of April 1, 2003, employees are not entitled to accrue additional benefits. Employees hired after the freeze date are not eligible to enter the plan.

Pension plan participants generally become entitled to retirement benefits upon the later of attainment of age 65 or the fifth anniversary of participation in the plan, which is referred to as the normal retirement date. The normal retirement benefit is equal to 1.35% of the participant’s average final compensation up to the average social security level plus 2% of the participant’s average final compensation in excess of the average social security level multiplied by the participant’s years of credited service to a maximum of 30 years.

Participants who have completed at least five years of vested service generally become 100% vested in their accrued retirement benefits. Vested retirement benefits generally will be paid beginning on the participant’s normal retirement date. Participants with accrued benefits in the pension plan prior to April 1, 2003 will continue to vest in their pre-April 1, 2003 accrued benefit after April 1, 2003.

A participant may elect to retire prior to age 65 and receive early retirement benefits if retirement occurs after completion of at least five consecutive years of vested service and attainment of age 55. If such an early retirement election is made, retirement benefits will begin on the first day of any month during the ten-year period preceding his or her normal retirement date, as directed by the retiring participant. If a participant elects to retire prior to attaining age 65 and after completing five years of credited service, his or her accrued pension benefit will be reduced 3% per year for the first five years prior to age 65 and 5% per year thereafter to age 55. However, if a participant elects to retire early after both attaining age 60 and completing 25 years of credited service, his or her accrued pension benefit will be unreduced. Any participant who terminated employment prior to January 1, 2002, will receive an early pension benefit equal to the actuarial equivalent of the annual amount of the normal pension that would otherwise have been payable to the participant had he or she not elected to receive an early pension. If the termination of service occurs after the normal retirement date, the participant’s benefits will begin on the participant’s postponed retirement date.

The table below shows the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer, under each of the pension plan and the SERP determined using interest rate and mortality rate assumptions consistent with those used in Provident’s financial statements.

PENSION BENEFITS AT OR FOR THE YEAR ENDED DECEMBER 31, 2006

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Paul M. Pantozzi	Provident Bank Pension Plan Provident SERP	43	1,191,833 1,783,424	—
Linda A. Niro	Provident Bank Pension Plan	28	350,177	—
Christopher Martin	First Sentinel Pension Plan	22	215,000	—
Kevin J. Ward	Provident Bank Pension Plan Provident SERP	34	1,057,822 143,425	—
Donald W. Blum	Provident Bank Pension Plan	5	16,337	—
Gregory French	Provident Bank Pension Plan	5	33,852	—

(1)	The number of years of credited service represents all years of service including years following the frozen pension date of April 1, 2003.
(2)	The calculation of present value of the accumulated benefits are reported for The Provident Bank Pension, First Sentinel Pension and SERP Plans during the fiscal year ending December 31, 2006. These plans assume a 1983 Group Annuity Mortality Table for post retirement and no pre-retirement mortality and interest rates of 6.25% at December 31, 2003 and 5.75% at December 31, 2004, 2005 and 2006. It is also assumed that the benefit would be deferred to the first age each participant could collect an unreduced benefit. Under the First Sentinel Pension Plan, the calculation of present value of accumulated benefits assumes the benefit is available as a lump sum valued at 50% at 7.75% and 50% at 5.00%. This plan also assumes that the benefit would be deferred to the first age each participant could collect an unreduced benefit.

Nonqualified Deferred Compensation. The following table sets forth information with respect to defined contribution and other nonqualified deferred compensation plans at and for the year ended December 31, 2006 for the named executive officers.

NONQUALIFIED DEFERRED COMPENSATION AT OR FOR THE YEAR ENDED DECEMBER 31, 2006

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($) (3)
Paul M. Pantozzi	—	47,434	2,334	—	608,577
Linda A. Niro	—	—	—	—	—
Christopher Martin	—	—	—	—	—
Kevin J. Ward	—	9,675	130	—	91,098
Donald W. Blum	—	—	—	—	—
Gregory French	—	—	—	—	—

(1)	The value of the 2005 non-qualified Supplemental ESOP contribution made in 2006 and is based on the fair market value of Provident common stock on December 31, 2006 of $18.13.
(2)	The aggregate earnings for the non-qualified Supplemental Executive Savings Plan reflect the change in accumulated benefits from December 31, 2005 to December 31, 2006.
(3)	The aggregate balance reported is the combined value of account balances under the Supplemental Executive Savings Plan, which was frozen in December 2003 and under the Supplemental ESOP. Certain of the account balances are based on the market value of Provident common stock on December 31, 2006 of $18.13.

Potential Payments Upon Termination or Change in Control. Provident has entered into three-year employment agreements with Messrs. Pantozzi, Martin and Ward, and two-year change in control agreements with Mr. Blum and Ms. Niro. The tables below reflect the amount of compensation to each of the named executive officers of Provident pursuant to such individual’s employment agreement or change in control agreement, as applicable, in the event of termination of such executive’s employment. No payments are required due to a voluntary termination under the employment agreements or the change in control agreements (prior to a change in control). The amount of compensation payable to each named executive officer upon involuntary not-for-cause termination, termination following a change of control and in the event of disability (with respect to employment agreements) is shown below. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The amounts shown relating to unvested options and awards are based on the fair market value of Provident common stock on December 31, 2006 of $18.13. Using that fair market value, all unvested option have no value. The actual amounts to be paid out can only be determined at the time of such executive’s separation from Provident.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL AS OF DECEMBER 31, 2006

Paul M. Pantozzi	Before Change in Control	After Change in Control	Disability (2) ($)
Benefit	Termination w/o Cause or for Good Reason ($)	Resignation, (1) Termination w/o Cause or for Good Reason ($)
Salary	1,965,000	1,965,000	491,250
Incentive/Bonus	1,073,474	1,073,474	—

Total Cash Payments	3,038,474	3,038,474	491,250

Medical	27,396	27,396	9,132
Dental	2,300	2,300	767
Life Insurance	12,258	12,258	4,086
LTD	6,093	6,093	2,031
Vision	490	490	163
SERP Benefits	608,577	608,577	608,577

Total Benefits	657,114	657,114	624,756

Total Cash & Benefits	3,695,588	3,695,588	1,116,006
Value Unvested Options	—	—	—
Value Unvested Awards	—	1,987,048	1,987,048

TOTAL	3,695,588	5,682,636	3,103,054

(1)	For a period of up to one year following a change in control, the executive will have the right to terminate employment, for any reason, and receive full change in control benefits.
(2)	Payment represents 75% of base salary over a 12 month period along with 12 months of benefit payments. Payment will commence on the effective date of the executive’s termination and will end on the earlier of (i) the date the executive returns to full-time employment, (ii) full-time employment by another employer, (iii) attaining the age of 65 or (iv) the executive’s death.

Linda A. Niro	Before Change in Control	After Change in Control
Benefit	Termination w/o Cause or for Good Reason ($)	Resignation, Termination w/ o Cause or for Good Reason ($)
Salary	—	415,000
Incentive/Bonus	—	50,578

Total Cash Payments	—	465,578

Medical	—	8,495
Dental	—	908
Life Insurance	—	2,724
LTD	—	1,240
Vision	—	205

Total Benefits	—	13,572

Total Cash & Benefits	—	479,150
Value Unvested Options	—	—
Value Unvested Awards	—	339,031

TOTAL	—	818,181

Christopher Martin	Before Change in Control	After Change in Control	Disability (2) ($)
Benefit	Termination w/o Cause or for Good Reason ($)	Resignation, (1) Termination w/ o Cause or for Good Reason ($)
Salary	1,125,000	1,125,000	281,250
Incentive/Bonus	203,726	203,726	—

Total Cash Payments	1,328,726	1,328,726	281,250

Medical	37,204	37,204	12,401
Dental	3,848	3,848	1,283
Life Insurance	7,665	7,665	2,555
LTD	10,467	10,467	3,489
Vision	771	771	257

Total Benefits	59,955	59,955	19,985

Total Cash & Benefits	1,388,681	1,388,681	301,235
Value Unvested Options	—	—	—
Value Unvested Awards	—	—	—
TOTAL	1,388,681	1,388,681	301,235

(1)	For a period of up to one year following a change in control, the executive will have the right to terminate employment, for any reason, and receive full change in control benefits.
(2)	Payment represents 75% of base salary over a 12 month period along with 12 months of benefit payments. Payment will commence on the effective date of the executive’s termination and will end on the earlier of (i) the date the executive returns to full-time employment, (ii) full-time employment by another employer, (iii) attaining the age of 65 or (iv) the executive’s death.

Kevin J. Ward	Before Change in Control	After Change in Control	Disability (2) ($)
Benefit	Termination w/o Cause or for Good Reason ($)	Resignation, (1) Termination w/o Cause or for Good Reason ($)
Salary	915,000	915,000	228,750
Incentive/Bonus	163,867	163,867	—

Total Cash Payments	1,078,867	1,078,867	228,750

Medical	27,396	27,396	9,132
Dental	2,300	2,300	767
Life Insurance	6,042	6,042	2,014
LTD	2,871	2,871	957
Vision	—	—	—
SERP Benefits	91,098	91,098	91,098
Total Benefits	129,707	129,707	103,968

Total Cash & Benefits	1,208,574	1,208,574	332,718
Value Unvested Options	—	—	—
Value Unvested Awards	—	652,680	652,680

TOTAL	1,208,574	1,861,254	985,398

(1)	For a period of up to one year following a change in control, the executive will have the right to terminate employment, for any reason, and receive full change in control benefits.
(2)	Payment represents 75% of base salary over a 12 month period along with 12 months of benefit payments. Payment will commence on the effective date of the executive’s termination and will end on the earlier of (i) the date the executive returns to full-time employment, (ii) full-time employment by another employer, (iii) attaining the age of 65 or (iv) the executive’s death.

Donald W. Blum	Before Change in Control	After Change in Control
Benefit	Termination w/o Cause or for Good Reason ($)	Resignation, Termination w/o Cause or for Good Reason ($)
Salary	—	480,000
Incentive/Bonus	—	58,500

Total Cash Payments	—	538,500

Medical	—	24,803
Dental	—	2,565
Life Insurance	—	3,132
LTD	—	1,426
Vision	—	—
Total Benefits	—	31,926

Total Cash & Benefits	—	570,426
Value Unvested Options	—	—
Value Unvested Awards	—	451,437

TOTAL		1,021,863

Director Compensation

Elements of Director Compensation

Director Fees

Provident’s non-employee directors and non-employee committee members are paid meeting fees for attending board and committee meetings as follows:

•	$1,250 for each board meeting attended;

•	$1,250 for each Audit Committee meeting attended;

•	$1,000 for each Compensation Committee and Governance/Nominating Committee meeting attended, and in 2006 $1,000 for each Executive Committee meeting attended; and

•	$1,000 for each Loan Committee and Trust Committee meeting of the board of directors of The Provident Bank attended.

The Chairs of the board committees are paid meeting fees as follows:

•	$2,000 meeting fee for the Chairs of the Audit, Compensation and Governance/Nominating Committees for each committee meeting they attend in such capacity; and

•	$1,500 meeting fee for the Chair of The Provident Bank Trust Committee fee for each meeting attended.

In addition to the meeting fees paid for attendance, an annual retainer of $25,000 is paid to each non-employee director on The Provident Bank board. Also, the Lead Director is paid an annual retainer of $10,000 and the Chair of the Audit Committee is paid an annual retainer of $7,500.

In 2006, an annual grant of 2,000 stock options was made to each non-employee director and an additional annual grant of 5,000 stock options was made to those non-employee directors who joined the board of directors after June 30, 2004. These stock options were granted under the Provident Financial Services, Inc. 2003 Stock Option Plan.

Director Benefits

The Provident Bank makes available to each non-employee director an annual medical examination under an arrangement with a designated service provider. A non-employee director may also enroll in the health, dental and vision plans generally made available to The Provident Bank’s employees, so long as the non-employee director bears the entire cost of the coverage.

Retirement Plan for the Board of Directors of The Provident Bank

The Provident Bank maintains a Retirement Plan for the Board of Directors of The Provident Bank, for the benefit of directors having ten or more years of service as of December 31, 2006 (currently 6 directors). It is a non-qualified plan that provides cash payments for up to ten years to eligible retired board members based on age and length of service requirements. The maximum payment under this plan to a board member who terminates service on or after the age of 72 with at least ten years of service on the board, is forty quarterly payments of $1,250. The Bank may suspend payments under this plan if it does not meet Federal Deposit Insurance Corporation or New Jersey Department of Banking and Insurance minimum capital requirements. The Provident Bank may terminate this plan at any time although such termination may not reduce or eliminate any benefit previously accrued to a board member without his or her consent. The plan further provides that, in the event of a change in control (as defined in the plan), the undistributed balance of a director’s accrued benefit will be distributed to him or her within 60 days of a change in control.

Voluntary Fee Deferral Plans

Non-employee directors may elect to defer the receipt of 25%, 50%, 75% or 100% of board fees to a future year as determined by that director, so long as the distribution of such fees does not begin beyond the year of the director’s normal retirement date. Deferred fees are credited to an account established for the benefit of each participant, which receives interest at the prevailing prime rate. A participating director may receive the deferred payments pursuant to the director’s election in a lump sum or over a three-year period, except in the event of a defined change in control, death or disability or upon a separation of service prior to attaining age 65, under which circumstances a lump sum payment shall be made. In the event of a change in control, the undistributed balance of a participant’s account will be distributed within 60 days of the change in control. Under no circumstances may a participating director accelerate the distribution of amounts in his or her account.

In connection with the acquisition of First Sentinel Bancorp, Inc., Provident assumed the First Savings Bank Directors’ Deferred Fee Plan, which was frozen prior to the completion of the acquisition. This plan will be paid out in accordance with the provisions of its governing documents.

The board of directors establishes non-employee director compensation based on recommendations of the Governance/Nominating Committee. In 2005, the Governance/Nominating Committee engaged the services of Clark Consulting to assist it in a review of director compensation. Compensation paid to non-employee directors was based on recommendations arising from that review. The Governance/Nominating Committee recommended no changes to the compensation payable to non-employee directors for 2007.

The following table sets forth for the year ended December 31, 2006 certain information as to total remuneration paid to directors other than Messrs. Pantozzi and Martin, who are not paid director fees. Compensation paid to Messrs. Pantozzi and Martin is included in “Executive Compensation-Summary Compensation Table.” The amounts reported under the stock awards and option awards columns include grants of stock awards and stock options made in 2003 in connection with the mutual to stock conversion of The Provident Bank.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
Thomas W. Berry	61,250	—	5,192	—	—	66,442
Laura L. Brooks	1,250	—	—	—	—	1,250
John G. Collins	88,500	13,921	127,723	—	—	230,144
J. Martin Comey (5)	29,333	307,571	120,523	3,395	22,771	483,593
Geoffrey M. Connor	54,000	307,571	120,523	1,215	21,155	504,464
Frank L. Fekete	81,500	307,571	120,523	750	18,698	529,042
Carlos Hernandez	42,500	307,571	120,523	904	20,900	492,398
William T. Jackson	68,000	307,571	120,523	2,130	21,252	519,476
David Leff (5)	13,083	307,571	120,523	4,900	21,743	467,820
Arthur McConnell	47,750	307,571	120,523	2,567	20,012	498,423
John P. Mulkerin	57,000	—	5,192	—	—	62,192
Edward O’Donnell	59,750	307,571	120,523	13,843	20,023	521,710
Thomas E. Sheenan	52,000	307,571	120,523	31,611	24,558	536,263
Jeffries Shein	79,000	—	5,192	8,230	—	92,422

(1)

The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2003 Stock Award Plan that were made in 2003 and 2004 following Provident’s mutual to stock conversion, which vest over five years. No restricted stock awards were made in 2005 and 2006. Assumptions used in the calculation of these amounts are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2006 included in Provident’s Annual Report on Form 10-K.

(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of stock option awards pursuant to the 2003 Stock Option Plan that were made in 2003 and 2004 following Provident’s mutual to stock conversion, and stock option grants made in 2006 as part of annual director compensation. Stock options vest over five years. Assumptions used in the calculation of these amounts are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2006 included in Provident’s Annual Report on Form 10-K.
(3)	This amount represents the aggregate increase in the present value of a director’s accumulated benefit under the Retirement Plan for the Board of Directors of The Provident Bank, which was terminated in 2005 to eliminate the accrual of benefits for directors with less than ten years of service as of December 31, 2006. The amounts include earnings on deferred director fees of $13,843, $28,040, and $8,230 for Messrs. O’Donnell, Sheenan, and Shein respectively.
(4)	This amount includes perquisites and other personal benefits, or property, if the aggregate amount for each director is at least $10,000. Specifically, this amount includes dividend payments on unvested restricted stock options of $17,150 for each of Messrs. Comey, Connor, Fekete, Hernandez, Jackson, Leff, McConnell, O’Donnell and Sheenan and $2,375 for the cost of an annual medical exam made available to all directors for Messrs. Connor, Hernandez, O’Donnell and Sheenan.
(5)	Messrs. Comey and Leff retired from the board of directors effective April 26, 2006 and each of them was appointed director emeritus. No director fees are paid to a director emeritus, but unvested stock awards and stock options continue to vest during service as a director emeritus.

The following non-executive directors received grants of restricted stock under the 2003 Stock Award Plan in 2003 and 2004, which vest over five years:

Name	Grant Date	Total Grant of Restricted Stock (#)	Grant Date Fair Share Value (1) ($)	Outstanding, Unvested Restricted Stock as of December 31, 2006 (#)
John G. Collins	7/1/2004	4,042	69,603	2,426
J. Martin Comey (2)	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	32,426
Geoffrey M. Connor	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	32,426
Frank L. Fekete	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	32,426
Carlos Hernandez	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	32,426
William T. Jackson	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	32,426
David Leff (2)	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	32,426
Arthur McConnell	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	32,426
Edward O’Donnell	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	32,426
Thomas E. Sheenan	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	32,426

(footnotes follow on next page)

(1)	The amounts in this column reflect the dollar amount of the full grant date value used to determine the annual expense to be recognized for financial statement reporting purposes each year, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2003 Stock Award Plan that were made in 2003 and 2004 following Provident’s mutual to stock conversion, which vest over five years. No restricted stock awards were made in 2005 and 2006. Assumptions used in the calculation of these amounts are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2006 included in Provident’s Annual Report on Form 10-K.
(2)	Messrs. Comey and Leff retired from the board of directors effective April 26, 2006 and each of them was appointed director emeritus. No director fees are paid to a director emeritus, but unvested stock awards and stock options continue to vest during service as a director emeritus.

The aggregate total stock option grants to non-executive directors are shown below:

Name	Grant Date	Expiration Date	Stock Options (#)	Exercise Price ($)	Grant Date Fair Value (1) ($)	Outstanding Unexercised Stock Options as of December 31, 2006 (#)
Thomas W. Berry	2/22/06	2/22/16	7,000	18.55	31,500	7,000
Laura L. Brooks	—	—	—	—	—	—
John G. Collins	7/17/03	7/17/13	100,000	18.57	372,000
	6/23/04	6/23/14	60,000	17.43	259,000
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
J. Martin Comey (2)	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
Geoffrey M. Connor	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
Frank L. Fekete	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
Carlos Hernandez	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
William T. Jackson	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
David Leff (2)	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
Arthur McConnell	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
John P. Mulkerin	2/22/06	2/22/16	7,000	18.55	31,500	7,000
Edward O’Donnell	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
Thomas E. Sheenan	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
Jeffries Shein	2/22/06	2/22/16	7,000	18.55	31,500	7,000

(1)

The amounts in this column reflect the dollar amount of the full grant date value used to determine the annual expense to be recognized for financial statement reporting purposes each year, in accordance with FAS 123(R), of stock option awards pursuant to the 2003 Stock Option Plan, which vest over five years. Assumptions used in the calculation of these amounts are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2006 included in Provident’s Annual Report on Form 10-K.

(2)	Messrs. Comey and Leff retired from the board of directors effective April 26, 2006 and each of them was appointed director emeritus. No director fees are paid to a director emeritus, but unvested stock awards and stock options continue to vest during service as a director emeritus.

PROPOSAL II—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Provident’s independent registered public accounting firm for the year ended December 31, 2006 was KPMG LLP. The Audit Committee has re-appointed KPMG LLP to continue as the independent registered public accounting firm for Provident and The Provident Bank for the year ending December 31, 2007, subject to the ratification by Provident’s stockholders at the Annual Meeting. Representatives of KPMG LLP are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of KPMG LLP is not required by Provident’s Bylaws or otherwise. However, the board of directors is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of KPMG LLP, the Audit Committee will reconsider whether it should select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of Provident and its stockholders.

Audit Fees. The aggregate fees billed to Provident for professional services rendered by KPMG LLP for the audit of the Provident’s annual financial statements, review of the financial statements included in the Provident’s Quarterly Reports on Form 10-Q and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings and engagements were $594,500 and $562,500 during the fiscal years ended December 31, 2006 and 2005, respectively.

Audit Related Fees. The aggregate fees billed to Provident for assurance and related services rendered by KPMG LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “Audit Fees,” above, were $240,000 and $101,000 during the fiscal years ended December 31, 2006 and 2005, respectively. These services included audits of Provident’s employee benefit plans, which in 2005 included audits of employee benefit plans formerly maintained by First Sentinel Bancorp, Inc., as well as professional services rendered in connection with a registration statement on Form S-4 filed with the SEC in 2006.

Tax Fees. The aggregate fees billed to Provident for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning were $0 and $137,000 during the fiscal years ended December 31, 2006 and 2005, respectively. The Audit Committee adopted a policy that commencing with the preparation and filing of Provident’s 2005 corporate tax returns, tax compliance and other tax-related services are no longer performed by the independent registered public accounting firm.

All Other Fees. The aggregate fees billed to Provident for other permissible services rendered by KPMG LLP were $0 and $3,000 during the fiscal years ended December 31, 2006 and 2005, respectively.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP. The Audit Committee concluded that performing such services does not affect the independence of KPMG LLP in performing its function as Provident’s independent registered public accounting firm of Provident.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit and audit-related services up to a maximum amount of $25,000 between meetings of the Audit Committee, provided the Chair reports any such approvals to the full Audit Committee at its next meeting. The full Audit Committee pre-approves all other services to be performed by the independent registered public accounting firm and the related fees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS

To be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Provident’s executive office, 830 Bergen Avenue, Jersey City, New Jersey 07306, no later than November 17, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

The Bylaws of Provident provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Corporate Secretary of Provident not less than 90 days prior to the date of Provident’s proxy materials for the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. Nothing in this paragraph shall be deemed to require Provident to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

AN ADDITIONAL COPY OF PROVIDENT’S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PROVIDENT FINANCIAL SERVICES, INC., 830 BERGEN AVENUE, JERSEY CITY, NEW JERSEY 07306. THE FORM 10-K IS ALSO AVAILABLE FREE OF CHARGE ON THE “INVESTOR RELATIONS” PAGE OF THE PROVIDENT BANK’S WEBSITE AT WWW.PROVIDENTNJ.COM.

THE CHARTERS OF THE AUDIT, COMPENSATION AND GOVERNANCE/NOMINATING COMMITTEES OF PROVIDENT’S BOARD OF DIRECTORS, PROVIDENT’S CORPORATE GOVERNANCE PRINCIPLES, PROVIDENT’S CODE OF BUSINESS CONDUCT AND ETHICS AND PROVIDENT’S INDEPENDENCE STANDARDS ARE AVAILABLE ON THE “GOVERNANCE DOCUMENTS” SECTION OF THE “INVESTOR RELATIONS” PAGE OF THE PROVIDENT BANK’S WEBSITE AT WWW.PROVIDENTNJ.COM. COPIES OF EACH WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PROVIDENT FINANCIAL SERVICES, INC., 830 BERGEN AVENUE, JERSEY CITY, NEW JERSEY 07306.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR TELEPHONE AS DESCRIBED IN YOUR PROXY CARD.

OTHER MATTERS

As of the date of this document, the board of directors knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this document. However, if any other matter shall properly come before the Annual Meeting or any adjournment or postponement thereof and shall be voted upon, the proposed proxy will be deemed to confer authority to the individuals named as authorized therein to vote the shares represented by the proxy in accordance with their best judgment as to any matters that fall within the purposes set forth in the notice of Annual Meeting.

Appendix A

PROVIDENT FINANCIAL SERVICES, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Governance/Nominating Committee. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually evaluate the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	On a quarterly basis, discuss reporting by the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance, if any, provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

10.	Periodically evaluate the qualifications, performance and independence of the independent auditor and periodically evaluate the lead partner of the independent auditor team. Ensure rotation of the lead audit partner and reviewing partner as required by law. The Audit Committee shall present its findings and conclusions with respect to the independent auditor to the Board.

11.	Review with the independent auditor at least annually (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent peer review of the firm or review by the Public Company Accounting Oversight Board, Inc., (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

12.	Recommend policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13.	Discuss with the independent auditor issues on which the independent auditor consulted with its national office.

14.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

15.	Review the appointment and performance of the senior internal auditing executive.

16.	Review all reports to management prepared by the internal auditing department relating to significant risks and/or findings and management’s responses.

17.	Discuss the internal audit plan with the independent auditor and management of the internal audit department including responsibilities, budget and staffing and any recommended changes in the planned scope.

Oversight of the Company’s Loan Review Function

18.	Review the annual plan for the review of the Company’s loan portfolio by or at the direction of the loan review department, including the outsourcing of such reviews and review the quarterly loan portfolio assessments prepared by the loan review department.

Compliance Oversight Responsibilities

19.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated. Section 10A(b) relates to illegal acts that have come to the attention of the independent auditor during the course of the audit.

20.	Obtain reports from management, the Company’s General Counsel and the Compliance Officer concerning the Company’s compliance with applicable legal and regulatory requirements. Review reports and disclosures respecting adherence to the requirements of the Company’s Code of Business Conduct and Ethics.

21.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies and monitor the progress of remedial actions taken as a result of such issues.

23.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Annual Meeting of Stockholders April 25, 2007	Revocable Proxy PROVIDENT FINANCIAL SERVICES, INC.	Please mark as indicated in this example	☒

	For	Vote Withheld	For All Except		For	Against	Abstain
1. The election as directors of all nominees listed below (except as marked to the contrary below), each for a three-year term:	☐	☐	☐	2. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

Nominees: (01) Thomas W. Berry, (02) John G. Collins, (03) Frank L. Fekete (04) John P. Mulkerin, (05) Paul M. Pantozzi

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE PERSONS APPOINTED AS PROXIES HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.				The person signing this proxy acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting and Proxy Statement.

				Mark here if you plan to attend the Annual Meeting			☐
				Mark here for address change and note change			☐

Please be sure to date and sign this proxy card in the box below.	Date

Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder may sign, but only one signature is required. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. An authorized officer should sign corporate or partnership proxies.

Sign above

+	x x x IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW x x x	+

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
é		é
PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., April 25, 2007. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., April 25, 2007: 1-866-776-5647	Vote by Internet anytime prior to 3 a.m., April 25, 2007 go to https://www.proxyvotenow.com/pfs

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!

REVOCABLE PROXY

PROVIDENT FINANCIAL SERVICES, INC.

THE BOARD OF DIRECTORS OF PROVIDENT FINANCIAL SERVICES, INC. SOLICITS THIS PROXY.

The undersigned hereby appoints Laura L. Brooks, Geoffrey M. Connor, Carlos Hernandez, William T. Jackson, Christopher Martin, Arthur McConnell, Edward O’Donnell, Thomas E. Sheenan and Jeffries Shein, or any of them, each with full power of substitution, to attend and to act as attorneys and proxies for the undersigned, and to vote as designated herein all shares of common stock of Provident Financial Services, Inc. (the “Company”) that the undersigned is entitled to vote, only at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey, on Wednesday, April 25, 2007 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth in the Notice of the 2007 Annual Meeting of Stockholders and Proxy Statement, voting by Internet or telephone, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE

ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE

INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

ê                FOLD AND DETACH HERE                ê

PROVIDENT FINANCIAL SERVICES, INC., ANNUAL MEETING OF STOCKHOLDERS, APRIL 25, 2007

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-776-5647 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/pfs and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS